CLOUGH GLOBAL ALLOCATION FUND	1290 Broadway
(NYSE MKT: GLV)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE
April 30, 2014

CLOUGH GLOBAL ALLOCATION FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2014, the Clough Global Allocation Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1050 per share to shareholders of record at the close of business on April 17, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1050	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1050	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1050	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2013 through 3/31/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.30%
Cumulative Distribution Rate on NAV^	0.60%
Cumulative Total Return on NAV*	11.14%

Average Annual Total Return on NAV for the 5 Year Period Ending 3/31/2014**	15.09%

^ Based on the Fund’s NAV as of March 31, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2013 through March 31, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000856    4/30/2015

CLOUGH GLOBAL ALLOCATION FUND	1290 Broadway
(NYSE MKT: GLV)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE
May 30, 2014

CLOUGH GLOBAL ALLOCATION FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 30, 2014, the Clough Global Allocation Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1050 per share to shareholders of record at the close of business on May 16, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1050	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.2100	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.2100	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The

Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 4/30/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.26%
Cumulative Distribution Rate on NAV^	1.21%
Cumulative Total Return on NAV*	-0.52%

Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2014**	13.28%

^ Based on the Fund’s NAV as of April 30, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through April 30, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000876    5/30/2015

CLOUGH GLOBAL ALLOCATION FUND	1290 Broadway
(NYSE MKT: GLV)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE
June 30, 2014

CLOUGH GLOBAL ALLOCATION FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On June 30, 2014, the Clough Global Allocation Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1050 per share to shareholders of record at the close of business on June 18, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0522	49.71%
Net Realized Long-Term Capital Gain	0.0528	50.29%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0522	16.57%
Net Realized Long-Term Capital Gain	0.2628	83.43%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.3150	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 5/30/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.22%
Cumulative Distribution Rate on NAV^	1.80%
Cumulative Total Return on NAV*	1.26%

Average Annual Total Return on NAV for the 5 Year Period Ending 5/30/2014**	11.51%

^ Based on the Fund’s NAV as of May 30, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through May 30, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000882    6/30/2015

CLOUGH GLOBAL ALLOCATION FUND	1290 Broadway
(NYSE MKT: GLV)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE
July 31, 2014

CLOUGH GLOBAL ALLOCATION FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 31, 2014, the Clough Global Allocation Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1050 per share to shareholders of record at the close of business on July 18, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0217	20.67%
Net Realized Long-Term Capital Gain	0.0833	79.33%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0739	17.60%
Net Realized Long-Term Capital Gain	0.3461	82.40%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.4200	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The

Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 6/30/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.00%
Cumulative Distribution Rate on NAV^	2.34%
Cumulative Total Return on NAV*	4.55%

Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2014**	12.26%

^ Based on the Fund’s NAV as of June 30, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through June 30, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000894    7/31/2015

CLOUGH GLOBAL ALLOCATION FUND	1290 Broadway
(NYSE MKT: GLV)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE
August 29, 2014

CLOUGH GLOBAL ALLOCATION FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 29, 2014, the Clough Global Allocation Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1050 per share to shareholders of record at the close of business on August 18, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1050	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0739	14.08%
Net Realized Long-Term Capital Gain	0.4511	85.92%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.5250	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 7/31/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.29%
Cumulative Distribution Rate on NAV^	3.06%
Cumulative Total Return on NAV*	0.83%

Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2014**	10.08%

^ Based on the Fund’s NAV as of July 31, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through July 31, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000900    8/29/2015

CLOUGH GLOBAL ALLOCATION FUND	1290 Broadway
(NYSE MKT: GLV)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE
September 30, 2014

CLOUGH GLOBAL ALLOCATION FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 30, 2014, the Clough Global Allocation Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1050 per share to shareholders of record at the close of business on September 18, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1050	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0739	11.73%
Net Realized Long-Term Capital Gain	0.5561	88.27%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.6300	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 8/31/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.15%
Cumulative Distribution Rate on NAV^	3.59%
Cumulative Total Return on NAV*	3.83%

Average Annual Total Return on NAV for the 5 Year Period Ending 8/31/2014**	10.44%

^ Based on the Fund’s NAV as of August 31, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through August 31, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000911    9.27.2015

CLOUGH GLOBAL ALLOCATION FUND	1290 Broadway
(NYSE MKT: GLV)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	1.877.256.8445

FOR IMMEDIATE RELEASE
October 31, 2014

CLOUGH GLOBAL ALLOCATION FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 31, 2014, the Clough Global Allocation Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1050 per share to shareholders of record at the close of business on October 17, 2014.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1050	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0739	10.05%
Net Realized Long-Term Capital Gain	0.6611	89.95%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.7350	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (04/01/2014 through 9/30/2014)
Annualized Distribution Rate as a Percentage of NAV^	7.51%
Cumulative Distribution Rate on NAV^	4.40%
Cumulative Total Return on NAV*	-0.59%

Average Annual Total Return on NAV for the 5 Year Period Ending 9/30/2014**	8.46%

^ Based on the Fund’s NAV as of September 30, 2014.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period April 1, 2014 through September 30, 2014.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLO000925    10.31.2015